UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: April 6, 2004


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated April 6, 2004 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release



                                  SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       BURKE MILLS, INC.

                                       By: /s/Thomas I. Nail
 Date: April 6, 2004                   -----------------------
                                       Thomas I. Nail
                                       President and COO
                                       (Principal Financial Officer)






                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     ------------

(99)            The News Release

                               BURKE MILLS, INC.
                            FRANK GADDY YARN DIVISION
               POST OFFICE BOX 190, VALDESE, NORTH CAROLINA 28690
                  Telephone (828) 876-6341 Fax (828) 879-7184
________________________________________________________________________________

(Exhibit 99)
FOR IMMEDIATE RELEASE
Page 1 of 3
                                  PRESS RELEASE

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the year ended January 3, 2004.


During fiscal year 2003 sales for Burke Mills, Inc. were $24.8 million compared to $30 million in 2002. Burke recorded a net loss of ($2.5 million) or ($.91) per share compared to a net loss of ($.3 million) or ($.12) per share in 2002.

Although Burke did not lose any major customers, sales declined by 21%. The sales decline can be attributed to a weak textile economy, imports of finished products that compete with the Company's customers' products, and over capacity in the industry that has driven down sales prices.

During the fourth quarter the Company wrote off non-performing machinery of $268,000 and established a valuation allowance of $920,000 for its deferred tax asset, for a total extraordinary loss of $1,188,000 before tax.

The remainder of Burke's long-term debt was paid in the fourth quarter and at year end the balance sheet remained strong with a quick ratio of 2:12.

                                  BALANCE SHEET

                                                January 3      December 28
                                                  2004           2002
                                                  ----           ----
             ASSETS
Current Assets
  Cash and cash equivalents                    $   147,062     $4,191,173
  Accounts receivable                            2,365,284      2,269,089
  Inventories                                    1,880,477      2,095,863
  Prepaid expenses, taxes, and other
    current assets                                  52,633        114,000
                                                ----------     ----------
Total Current Assets                             4,445,456      8,670,125
                                                ==========     ==========

Equity Investment in Affiliate                     553,180        612,275
                                                 ---------     ----------

Property, plant & equipment - at cost           30,513,251     31,161,672
  Less: accumulated depreciation                22,450,432     20,939,167
                                                ----------     ----------
       Property, Plant and Equipment- Net        8,062,819     10,222,505
                                                ----------     ----------
Other Assets
  Deferred income taxes                             60,000        703,200
  Deferred charges and other                        16,575         16,575
                                                ----------     ----------
Total Other Assets                                  76,575        719,775
                                                ----------     ----------
                                              $ 13,138,030    $20,224,680
                                               ===========    ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Current maturities of long-term debt         $   141,514      $1,178,571
  Accounts payable                                 871,695       1,097,131
  Accrued salaries and wages                        54,050         100,848
  Other liabilities and accrued expenses           113,412         105,595
                                                 ----------      ----------

        Total Current Liabilities                1,180,671       2,482,145

Long-Term Debt                                        -0-        2,919,643
Deferred Income Taxes                            1,374,000       1,735,400
                                                ----------      ----------
Total Liabilities                                2,554,671       7,137,188
                                                ----------      ----------
Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding - 2,741,168 shares   1,809,171      1,809,171
  Paid-in capital                                3,111,349      3,111,349
  Retained earnings                              5,662,839      8,166,972
                                                ----------     ----------
         Total Shareholders' Equity             10,583,359     13,087,492
                                                ----------     ----------
                                               $13,138,030    $20,224,680
                                               ===========    ===========

                                Burke Mills, Inc.
                         Comparative Sales and Earnings
                   For the twelve months ended January 3, 2004
                  (Amounts in thousands except per share data)


                                          Thirteen Weeks
                                             Ended              Year-Ended
                                             -----              ----------
                                         Jan. 3   Dec. 28    Jan. 3   Dec. 28
                                          2004     2002       2004     2002
                                          ----     ----       ----     ----
Net Sales                               $5,829    $5,825    $24,815   $29,990

Cost and Expenses:
     Cost of Sales                       6,123     5,728     24,237    27,968
     Selling, General & Admin. Expenses    641       574      2,400     2,577
      Loss (gain) on disposal of
          property assets                  269       (13)       277       (5)
                                         ------    ------    -------   ------
     Operating Loss                     (1,204)     (464)    (2,099)    (550)
     Interest Expense                       12        38         91      178
     Other (Income) Expenses                46       (19)       (27)     (95)
                                         ------    ------    -------    ------

Loss Before Provision for Income Taxes  (1,262)     (483)    (2,163)    (633)
Provision (Credit) for Income Taxes        626      (230)       282     (322)
                                         ------    ------     ------    ------
                                        (1,888)     (253)    (2,445)    (311)

Equity in Net Loss of Affiliate            (15)      -0-        (59)      (8)
                                         ------    ------    -------   -------

Net Loss                               $(1,903)   $ (253)   $(2,504)   $(319)
                                        ======     ======   =======    =======
Basic and Diluted Loss Per Share        $(0.69)   $(0.09)   $(0.91)    $(0.12)


Weighted Avg. Common Shares Outstanding 2,741,168 2,741,168 2,741,168 2,741,268